EXHIBIT 10BB


                           DECORATOR INDUSTRIES, INC.

                       2006 INCENTIVE STOCK OPTION PLAN*

                                       FOR

                        OFFICERS AND OTHER KEY EMPLOYEES


1.   Purpose

     The purpose of the 2006 Incentive Stock Option Plan (the "Plan") is to motivate and provide additional incentive for officers and other key employees of Decorator Industries, Inc. (the "Company") to exert their best efforts on behalf of the Company by enabling and encouraging such individuals to acquire a greater stock interest in the Company, thereby increasing their proprietary interest in the business, encouraging their continued service and promoting the interests of the Company and all its Shareholders. In addition, the Plan is intended to permit the Company to compete with other companies offering similar plans in attracting and retaining the services of executive personnel. All options granted hereunder are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (the "1986 Code").

2.   Definitions

     (a)  "Board" - The Board of Directors of the Company.

     (b)  "Committee" - the committee referred to in Section 3 of the Plan.

     (c) "Common Stock" - the common stock, par value $.20 per share, of the Company.

     (d) "Fair Market Value" - the "fair market value" per share of Common Stock at a given time shall be deemed to be the last sale price for shares of the Common Stock on the American Stock Exchange.

     (e)  "Financial Statements" - the financial statements of the Company.

     (f) "Options" - grants of options to purchase shares of Common Stock under the Plan.

     (g) "Option Right" - the right to purchase a share of Common Stock upon exercise of an Outstanding Option.



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*    As adopted by the Board of Directors on February 28, 2006, and approved by the Shareholders on May 24, 2006.


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     (h)  "Outstanding Option" - at any time, an option to purchase Common Stock granted by the Company pursuant to the Plan, whether or not such stock option is at such time exercisable, to the extent that such stock option at such time has not been exercised and has not terminated.

     (i) "Participants" - employees of the Company to whom Options have been granted under the Plan. When appropriate and not otherwise indicated that the incapacity or death of a Participant terminates or limits his rights under the Plan, as used herein the term "Participant" shall also be deemed to refer, in the event of the death or incapacity of a Participant, to his or her legal representative.

3.   Administration

     (a) Appointment of the Committee. The Plan shall be administered by a committee (the "Committee") consisting of two or more directors of the Company; provided, however, the Board shall have the power to rescind or overrule any action taken by the Committee. Members of the Committee shall be appointed by, and serve at the pleasure of, the Board. No director shall serve as a member of the Committee unless he or she shall be a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations, or the equivalent thereof from time to time in effect, under the Securities Exchange Act of 1934, as amended. Notwithstanding the foregoing, in the event there is not a sufficient number of directors who are "disinterested persons" within the meaning of Rule 16b-3, or the equivalent thereof from time to time in effect, then any director who shall exercise appropriate waivers or take such other action which, in the opinion of counsel for the Company, is then sufficient to satisfy Rule 16b-3, or the equivalent thereof from time to time in effect, shall be eligible to serve on the Committee. Commencing February 28, 2006, the Compensation Committee of the Board shall serve as the Committee.

     (b) Committee Action. A majority of the Committee shall constitute a quorum thereof and the action (i) of a majority of the members of the Committee present and voting at a meeting at which a quorum shall be present, or (ii) authorized in writing by all members of the Committee, shall be the action of the Committee. A member of the Committee participating in a meeting by telephone or similar communications equipment shall be deemed present for this purpose if the member or members who are present in person can hear him or her and he or she can hear them.

     (c) Authority of the Committee, Etc. Subject to the power of the Board to terminate or amend the Plan as provided in Section 6 and to rescind or overrule any action taken by the Committee, the Committee shall have authority to interpret the Plan and options granted, to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, and to make all determinations necessary or advisable for the administration of the Plan. Decisions of the Committee shall be final and binding upon all parties who have an interest in the Plan. The Committee shall have authority to and may make recommendations to the Board as to any matter under the Plan requiring Board action for final determination, whether or not expressly so stated, but the Board shall not be bound to follow any recommendations made by the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or recklessness.

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4.   Effective Date and Duration

     The Plan shall become effective upon its adoption by the Board, subject, however, to the approval of the Plan by the Company's shareholders within twelve
(12) months of such adoption. Unless sooner terminated by the Board, the Plan will expire at midnight, prevailing time in Pembroke Pines, Florida on February 27, 2016, and no Options may be made, granted or assigned under the Plan after such date. However, shares issuable upon the exercise of Options granted on or prior to such date may be subsequently delivered to Participants in accordance with the terms and conditions applicable to their respective Options.

5.   Eligibility

     Options shall be granted under the Plan only to employees, including officers and directors who are employees, of the Company who are responsible for the management, growth and protection of the business of the Company. Only persons regularly employed on a full-time basis by the Company are eligible to receive a recommendation of the Committee, from among those eligible.

6.   Amendment and Termination of the Plan

     The Board may at any time terminate the Plan, or from time to time make such amendments thereto, including additions or deletions, as the Board deems advisable, except that no amendment may adversely affect any Option theretofore granted to a Participant, except to the extent deemed necessary or advisable by the Board to assure that such Option qualifies as an Incentive Stock Option under Section 422 of the 1986 Code, or the equivalent thereof from time to time in effect, and meets the requirements of Rule 16b-3, or the equivalent thereof from time to time in effect. No amendment shall be made, however, unless approved by the Shareholders of the Company, which would (a) increase the maximum number of shares of Common Stock that may be issued under the Plan, (b) extend the period during which Options may be granted, (c) change the purchase price per share at which Options may be granted, (d) materially modify the requirements as to eligibility for participation in the Program, (e) increase the maximum period for exercise of any Option, or (f) cause Rule 16b-3, or the equivalent thereof from time to time in effect, to become inapplicable.

7.   Stock Subject to the Plan

     Subject to adjustments made pursuant to Section 8, the total number of shares of Common Stock that may be issued under the Plan (which shares may be authorized but unissued shares or treasury shares) is 250,000, less any shares for which payment may be made under Section 14(e) hereof.

8.   Effect of Recapitalization, Merger, Etc.

     (a) In the event there is a change in, reclassification, subdivision or combination of, stock dividend on, or exchange of stock or other securities of the Company for, the outstanding Common Stock, or other similar event, the maximum number and class of shares as to which Options may be granted under the Plan, the number and class of shares subject to Options theretofore granted under the Plan, and the price per share payable upon exercise of such Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.

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     (b)  If, prior to the expiration of any Option granted under the Plan, there shall be a merger, consolidation or reorganization of the Company with another corporation in which the Company is not the surviving corporation, the holder of any then outstanding Option shall thereafter be entitled to receive, upon exercise of the unexercised portion of the Option, the same number and kind of shares, securities or other property (including cash) as the optionee would have received had the optionee exercised the unexercised portion of the Option immediately prior to such merger, consolidation or reorganization. Notwithstanding the foregoing, any Participant may agree to the assumption of his or her Option by a corporation other than the Company, or the substitution of a stock option of a corporation other than the Company for his or her Option.

9.   Procedure for Granting of Options and Related Matters

     (a) Board to Make Determination. Subject to the terms, provisions and conditions of the Plan, the Board, on the recommendation of the Committee, shall (i) select the employees to whom Options shall be granted, (ii) determine the number of shares subject to each Option granted, (iii) determine the time or times when Options will be granted, and (iv) determine the time or times when each Option may be exercised within the limits stated in the Plan; and the Committee shall prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted hereunder. Notwithstanding the foregoing, the Compensation Committee of the Board shall have exclusive authority to (i) grant Options to the chief executive officer of the Company and determine the terms and conditions thereof and (ii) recommend to the Board any Options to be granted to other officers of the Company and the terms and conditions thereof.

     (b) Requisite Action by Participants, Etc. As a condition to the granting of an Option, each Participant shall be required to enter into an Agreement (the "Option Agreement") with the Company which shall contain such provisions consistent with the Plan as may be prescribed by the Board, on the recommendation of the Committee, including such restrictions as to the transferability of the shares to be issued upon the exercise of an Option as the Board may, in its discretion, deem appropriate. Such restrictions may be for the purpose of assuring compliance with Federal and state securities laws (as contemplated by Section 14(d)) or for other reasons deemed advisable by the Board.

10.  Option Price

     Except as provided in Section 12, the purchase price per share of Common Stock under each Option granted pursuant to the Plan shall be 100% of the Fair Market Value per share of Common Stock at the time such Option is granted.

11.  Duration of Options

     Each Option granted under the Plan shall expire not later than ten (10) years after the date on which it was granted.

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12.  Options for Employees Who Own More Than 10% of Common Stock

     In the event of a grant of an Option to an employee who owns more than 10% of the outstanding Common Stock, then (a) the purchase price per share of Common Stock under each such Option granted shall be 110% of the Fair Market Value per share of Common Stock at the time of such grant, and (b) such Option shall terminate not later than five (5) years after the date it is granted.

13.  Nontransferability of Options

     No Option granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution; and an Option may be exercised, during a Participant's lifetime, only by the Participant.

14.  Exercise of Options; Restrictions on Exercise

     (a) Each Option shall be exercisable according to terms set by the Board, on the recommendation of the Committee, at the time of the grant; provided, however, that the aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The Board may direct that an Option become exercisable in installments, which need not be annual installments, over a period which may be less than the term of the Option. At such time as an installment shall become exercisable, it may be exercised at any time thereafter in whole or in part until the expiration or termination of the Option. Unless otherwise provided in the Option Agreement referred to in Section 9(b), an Option granted under the Plan shall be exercisable, prior to the expiration or termination of the Option, in whole at any time or in part from time to time. Only full shares which a Participant is entitled to purchase will be issued; no fractional shares will be issued.

     (b) A Participant may purchase shares pursuant to an Option granted under the Plan only by giving the Company written notice of his or her election to exercise the Option, specifying the number of shares to be purchased. Payment for the shares may be in cash, or by delivery to the Company of shares of its Common Stock owned by the Optionee having a Fair Market Value equal to the required purchase price. If the shares delivered to the Company were originally acquired from the Company, either directly or indirectly, upon the exercise of an Option or otherwise, such shares must have been held by the Optionee for the requisite period specified in Section 422(a) of the 1986 Code. At the Optionee's election, such shares may be constructively delivered to the Company through "attestation"; that is, the Optionee (or the registered securities broker holding the shares on behalf of the Optionee) shall provide the Company a written statement attesting to the Optionee's ownership of the shares that are intended to be delivered to the Company and to the period the shares have been owned by the Optionee. Upon receipt of such a statement, the Company will treat such shares as constructively exchanged and will issue to the Optionee (or the broker, if appropriate) a stock certificate for the number of shares for which the Option was exercised minus the number of shares used to pay for the exercise through the constructive delivery.

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     (c)  Each Option granted under the Plan shall be subject to the condition that if at any time, in the opinion of counsel for the Company, the registration, listing or qualification of the shares covered by the Option under the Securities Act of 1933, as amended (the "Act"), upon any securities exchange or under any state law, or the consent or approval of any governmental regulatory body or the updating, amendment or revision of any registration statement, listing application or similar document, is required as a condition of, or in connection with, the purchase of shares under such Option, no such Option may be exercised unless and until such registration, listing, qualification, consent, approval, updating, amendment or revision shall have been effected or obtained free of any conditions not acceptable to the Board. If the right to exercise any Option is suspended for any of the foregoing reasons and the Option would otherwise expire during such suspension, the expiration date of the Option shall be extended until thirty (30) days after the date on which the holder of such Option is notified that such suspension of the right to exercise the Option has ended; provided, however, that the Option shall not be exercisable more than ten (10) years after the date on which it was granted.

     (d) The Board, on the recommendation of the Committee, may, as a condition to the exercise by a Participant of an Option, require that the Participant agree in writing that he or she will not dispose of the shares to be acquired upon such exercise in a transaction which, in the opinion of counsel for the Company, would violate the Act or the rules and regulations promulgated thereunder. The Board shall have the authority to require additional agreements or impose additional conditions which it reasonably believes are necessary to assure compliance with Federal and state securities and other laws.

     (e) The Board, on the recommendation of the Committee, in its sole discretion and under such terms and conditions as the Committee deems appropriate, may accept surrender by a Participant of a right to exercise in whole or in part an Option previously granted, and may authorize a payment in consideration therefor of an amount equal to the excess of the Fair Market Value of the shares of Common Stock over the option price, such payment to be in shares of Common Stock valued at Fair Market Value on the date of surrender of the Option, or in cash, or partly in such shares and partly in cash, provided the Committee determines that such settlement is consistent with the provisions set forth in Section 1 hereof.

     (f) In the event that a Participant is subject to the alternative minimum tax under Section 55 of the 1986 Code as a result of the exercise of an Option, such Participant may, with the approval of the Committee, provide for the payment of the additional income tax resulting from such exercise by delivering to the Company shares of Common Stock having a Fair Market Value equal to the additional income tax, such Fair Market Value to be credited to the Participant's income tax withholding account with the Company.

     (g) A Participant shall have none of the rights of a Shareholder with respect to any shares as to which he or she has exercised an Option until the shares are issued to him or her.



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15. Termination of Employment, Disability, Retirement or Death

     (a) If the employment of a Participant by the Company or a subsidiary shall terminate for any reason except death after such Participant shall have been continuously employed by the Company for one (1) year after the granting of an Option to such Participant, such Option may be exercised by such Participant within ninety (90) days after such termination to the extent the Option might have been exercised at the date of such termination of employment and provided that the exercise would not occur later than the expiration date of the Option.

     (b) In the event of the death of a Participant while employed by the Company (or within ninety (90) days after the termination of such employment), any Option granted to the Participant may be exercised, within one (1) year after his or her death, by the legal representative of his or her estate, but only to the extent such Option was exercisable by the Participant at the date of death and provided that the exercise would not occur later than the expiration date of the Option.

     (c) In the event of the termination of employment with the Company or a subsidiary by reason of the disability of a Participant while employed (or in the event of the disability of a Participant within ninety (90) days after the termination of such Participant's employment by the Company), the Board may extend the time within which such Participant or his or her legal representative may exercise any Option held by such Participant, but only to the extent such Option was exercisable by the Participant at the date of such termination of employment and provided that the exercise would not occur later then the expiration date of the Option.

          To the extent that any Option held by any Participant whose employment is terminated shall not have been exercised within the applicable period hereinbefore provided, such Option, and all rights to purchase shares pursuant thereto, shall thereupon expire.

16.  Miscellaneous Provisions

     (a) Employment. No employee shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company, or to limit the right of the Company to terminate the employment of any Participant at any time, or to change the terms of such employment.

     (b) Nonalienation of Benefits. A Participant's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except as specifically provided in the Plan in the event of a Participant's death), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Participant shall be subject to any obligations or liability of such Participant.

     (c) Effect Upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plan in effect for the Company, and the Plan shall not preclude the Board from establishing any other forms of incentive or compensation for employees of the Company.





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